UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 21, 2015

Walter Investment Management Corp.

(Exact name of registrant as specified in its charter)

Maryland	001-13417	13-3950486
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3000 Bayport Drive, Suite 1100
Tampa, FL		33607
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (813) 421-7600

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On October 21, 2015, Ditech Financial LLC (“Ditech Financial”), a Delaware limited liability company and a wholly-owned subsidiary of Walter Investment Management Corp. (“WIMC”), in order to obtain funding for advances made by Ditech Financial in connection with its servicing of certain Fannie Mae and Freddie Mac (each as defined below) mortgage loans, issued two series of term notes through the GTAAFT Issuer (as defined below) under its agency servicer advance master trust financing facility (the “GTAAFT Facility”), the series 2015-T1 term notes and the series 2015-T2 term notes; extended the commitment for up to $600 million of previously issued series 2014-VF2 variable funding notes until October 2016; and reduced total borrowing capacity under the GTAAFT Facility by $100 million to $1.1 billion in the aggregate. In connection therewith, certain existing arrangements were amended and certain new arrangements were entered into, as follows:

•	a second amended and restated indenture (the “Base Indenture”), made and entered into as of October 21, 2015, among Green Tree Agency Advance Funding Trust I (the “GTAAFT Issuer”), a wholly owned subsidiary of the GTAAFT Depositor (as defined below), Wells Fargo Bank, N.A. (“Wells Fargo”), as indenture trustee, calculation agent, paying agent and securities intermediary, Ditech Financial, as administrator and servicer, and Barclays Bank PLC (“Barclays”), as administrative agent, which Base Indenture amends and restates that certain amended and restated indenture, dated as of December 19, 2014, among the parties to the Base Indenture;

•	an amended and restated series 2014-VF2 indenture supplement to the Base Indenture, dated as of October 21, 2015, made by and among the parties to the Base Indenture (the “2014-VF2 Indenture Supplement”), which amends and restates that certain series 2014-VF2 indenture supplement, dated as of December 19, 2014, among the parties to the 2014-VF2 Indenture Supplement;

•	a series 2015-T1 indenture supplement to the Base Indenture, dated as of October 21, 2015, made by and among the parties to the Base Indenture (the “2015-T1 Indenture Supplement”);

•	a series 2015-T2 indenture supplement to the Base Indenture, dated as of October 21, 2015, made by and among the parties to the Base Indenture (the “2015-T2 Indenture Supplement”);

•	an amended and restated receivables sale agreement (the “Receivables Sale Agreement”), dated as of October 21, 2015, among Ditech Financial, as seller, Green Tree Advance Receivables III LLC (the “GTAAFT Depositor”), a wholly owned subsidiary of Ditech Financial, as depositor, and WIMC, as limited guarantor, and consented to by Barclays, as administrative agent, which amends and restates that certain receivables sale agreement, dated as of January 16, 2014, among the parties to the Receivables Sale Agreement;

•	an amended and restated receivables pooling agreement (the “Receivables Pooling Agreement”), dated as of October 21, 2015, between the GTAAFT Depositor and the GTAAFT Issuer, and consented to by Barclays, as administrative agent, which amends and restates that certain receivables pooling agreement, dated as of January 16, 2014, between the parties to the Receivables Pooling Agreement; and

•	a third amended and restated consent agreement, dated as of October 21, 2015, by and among the Federal Home Loan Mortgage Corporation, a corporate instrumentality of the United States (“Freddie Mac”), Ditech Financial, the GTAAFT Issuer, the GTAAFT Depositor and Wells Fargo (the “Freddie Mac Consent”).

Pursuant to the Base Indenture and the 2015-T1 Indenture Supplement or the 2015-T2 Indenture Supplement, as applicable, on October 21, 2015, the GTAAFT Issuer issued the Series 2015-T1 term notes having an initial aggregate principal balance of $360 million and the Series 2015-T2 term notes having an initial aggregate principal balance of $140 million.

Each of the series of term notes issued on October 21, 2015 pursuant to the Base Indenture and the 2015-T1 Indenture Supplement or the 2015-T2 Indenture Supplement, as applicable, were issued in four classes: the Class A Notes; the Class B Notes; the Class C Notes; and the Class D Notes. The 2015-T1 and 2015-T2 term notes were sold by the GTAAFT Issuer to Barclays pursuant to term note purchase agreements, each dated as of October 21, 2015, among the Issuer, Ditech Financial and Barclays.

Interest on the 2015-T1 term notes is payable monthly in arrears at a rate per annum equal to approximately 2.30% for the Class A Notes, 3.19% for the Class B Notes, 3.44% for the Class C Notes and 3.93% for the Class D Notes. Interest on the 2015-T2 term notes is payable monthly in arrears at a rate per annum equal to approximately 3.09% for the Class A Notes, 3.69% for the Class B Notes, 4.18% for the Class C Notes and 4.67% for the Class D Notes.

Series 2014-VF2 variable funding notes were previously issued in four classes: the Class A Notes; the Class B Notes; the Class C Notes; and the Class D Notes. The maximum permitted principal balance of the variable funding notes that can be drawn by the GTAAFT Issuer at any given time is dependent upon the amount of eligible collateral then owned by the GTAAFT Issuer and, after giving effect to the issuance of the Series 2015-T1 term notes and the Series 2015-T2 term notes, may not exceed $600 million in the aggregate. As of October 21, 2015, the variable funding notes had an aggregate outstanding principal balance of approximately $468 million and were held by Barclays. Future draws under the variable funding notes are subject to various conditions, including the accuracy of the representations and warranties in the variable funding note purchase agreement, as well as funding conditions under the Base Indenture and the 2014-VF2 Indenture Supplement.

Interest on the variable funding notes is payable monthly in arrears at a rate per annum generally equal to one-month LIBOR (or, in certain circumstances, the higher of (i) the prime rate and (ii) the federal funds rate plus 0.50%) plus a per annum margin. The per annum margin is equal to approximately 2.34% for the Class A Notes, 3.61% for the Class B Notes, 3.86% for the Class C Notes and 4.36% for the Class D Notes. In addition, the GTAAFT Issuer has agreed to pay to the holder(s) of the variable funding notes, monthly in arrears, an undrawn fee in an amount equal to 0.50% per annum of the average daily unused portion of the commitments under the GTAAFT Facility during the revolving period (such revolving period is described in more detail below).

Pursuant to the Base Indenture and the 2014-VF2 Indenture Supplement, the 2015-T1 Indenture Supplement or the 2015-T2 Indenture Supplement, as applicable, the Issuer is also required to pay to the holder(s) of the notes (i) a default supplemental fee in an amount equal to 3.00% per annum of the aggregate note balances from and after the occurrence of an event of default under the Base Indenture or the 2014-VF2 Indenture Supplement, the 2015-T1 Indenture Supplement or the 2015-T2 Indenture Supplement, as applicable, and (ii) an expected repayment date supplemental fee in an amount equal to 1.00% per annum of the aggregate note balances from and after the end of the occurrence of the “Expected Repayment Date” (as described below) for such notes. Such supplemental fees, if any, are payable monthly in arrears.

Consistent with the December 2014 issuance of variable funding notes under the GTAAFT Facility, Federal National Mortgage Association (“Fannie Mae”) and Freddie Mac have agreed to (i) waive (in the case of Fannie Mae) or (ii) subordinate (in the case of Freddie Mac), to the extent of the notes issued pursuant to the Base Indenture, their respective rights of set-off against rights to reimbursement for certain servicer advances and delinquency advances transferred by Ditech Financial to the GTAAFT Depositor, in each case, subject to and pursuant to the terms of the Acknowledgment Agreement, dated as of December 19, 2014, by and among Ditech Financial, GTAAFT Issuer, GTAAFT Depositor, Wells Fargo and Fannie Mae (the “Fannie Mae Acknowledgment Agreement”) and the Freddie Mac Consent, as applicable. The Freddie Mac Consent, as amended and restated, is effective for a one-year period and will expire if Freddie Mac elects to not renew such one-year period. In addition, Freddie Mac may terminate the Freddie Mac Consent on thirty days’ notice to the parties thereto. If Freddie Mac were to withdraw such subordination of its rights of set-off, the ability of the GTAAFT Issuer to draw increases on the variable funding notes or maintain the drawn balances thereunder could be materially limited or eliminated. In connection with Freddie Mac’s subordination of its rights of set-off, Ditech Financial has agreed to deliver collateral to Freddie Mac to secure obligations of Ditech Financial to Freddie Mac. The terms of the Fannie Mae Acknowledgment Agreement have not been amended in connection with the transactions described herein.

The collateral securing the notes consists primarily of rights to reimbursement for servicer advances and delinquency advances in respect of certain mortgage loans serviced by Ditech Financial on behalf of Freddie Mac and Fannie Mae. In connection with the GTAAFT Facility, Ditech Financial sells and/or contributes the rights to reimbursement for servicer advances and delinquency advances to the GTAAFT Depositor pursuant to the Receivables Sale Agreement. The GTAAFT Depositor then sells and/or contributes such rights to reimbursement to the GTAAFT Issuer pursuant to the Receivables Pooling Agreement.

Each of the GTAAFT Issuer and the GTAAFT Depositor is structured as a bankruptcy remote special purpose entity. Each of the GTAAFT Issuer and the GTAAFT Depositor is the sole owner of its respective assets. Creditors of each of the GTAAFT Issuer and the GTAAFT Depositor (including the holders of the related notes) have no recourse to any assets or revenues of Ditech Financial or WIMC other than to the limited extent of Ditech Financial’s or WIMC’s obligations with respect to various representations and warranties, covenants and indemnities under the GTAAFT Facility. These representations and warranties, covenants and indemnities include: (i) various representations and warranties as to the nature of the receivables; (ii) covenants to service and administer the collateral for the Base Indenture and the 2014-VF2 Indenture Supplement, the 2015-T1 Indenture Supplement or the 2015-T2 Indenture Supplement, as applicable, and perform obligations under Ditech Financial’s servicing agreements with Freddie Mac and Fannie Mae; and (iii) covenants to make an indemnity payment for or to repurchase any receivable in respect of which the eligibility representations and warranties were not true as of the date the related receivable was transferred to the GTAAFT Depositor pursuant to the Receivables Sale Agreement. Creditors of WIMC and Ditech Financial do not have recourse to any assets or revenues of either the GTAAFT Issuer or the GTAAFT Depositor.

The GTAAFT Issuer may repay and redraw the variable funding notes issued under the Base Indenture and the 2014-VF2 Indenture Supplement for 364-days from and including October 21, 2015, subject to the satisfaction of various funding conditions. If such 364-day period is not extended, the variable funding notes will become due and payable on their related “Expected Repayment Date”, October 19, 2016.

If the Series 2015-T1 term notes or the Series 2015-T2 term notes are not redeemed or refinanced on or prior to their related “Expected Repayment Dates” (October 17, 2016 in the case of the Series 2015-T1 term notes and October 15, 2018 in the case of the Series 2015-T2 term notes), the GTAAFT Issuer will be required to repay one-twelfth of the related note balances on each monthly payment date thereafter. Failure to make any such one-twelfth payment will result in an event of default.

In addition, the revolving period for the notes may end and all or a portion of the notes may otherwise become due and payable prior to the related Expected Repayment Date upon the occurrence of an event of default and/or a target amortization event.

The Base Indenture and the 2014-VF2 Indenture Supplement, the 2015-T1 Indenture Supplement or the 2015-T2 Indenture Supplement, as applicable, include facility events of default and target amortization events customary for financings of this type, including but not limited to target amortization events related to breaches of covenants, defaults under certain other material indebtedness, material judgments, certain tests related to the collection and performance of the receivables securing the notes issued pursuant to the Base Indenture and the 2014-VF2 Indenture Supplement, the 2015-T1 Indenture Supplement or the 2015-T2 Indenture Supplement, as applicable, and with respect to the 2014-VF2 Indenture Supplement, certain financial tests and change of control. Upon the occurrence of an event of default, specified percentages of noteholders have the right to terminate all commitments and accelerate the notes under the Base Indenture, enforce their rights with respect to the collateral and take certain other actions. The events of default include, among other events, the occurrence of any failure to make payments (subject to certain cure periods and including balances due after the occurrence of a target amortization event), failure of Ditech Financial to satisfy various deposit and remittance obligations as servicer of certain mortgage loans, the requirement of the GTAAFT Issuer to be registered as an “investment company” under the Investment Company Act of 1940, as amended, certain tests related to the collection and performance of the receivables securing the notes issued pursuant to the Base Indenture and the 2014-VF2 Indenture Supplement, the 2015-T1 Indenture Supplement or the 2015-T2 Indenture Supplement, removal of Ditech Financial’s status as an approved seller or servicer by either Fannie Mae or Freddie Mac and bankruptcy events.

The proceeds from the issuance of the Series 2015-T1 term notes and the Series 2015-T2 term notes were used to reduce the outstanding principal balance of the Series 2014-VF2 Notes and to pay certain transaction fees, costs and expenses.

The foregoing summaries of the agreements constituting the GTAAFT Facility, including the Freddie Mac Consent, are not complete and are subject to and qualified in their entirety by reference to the full text of such agreements, which are attached to this Form 8-K as Exhibits 4.1, 4.2, 4.3, 4.4, 10.1, 10.2 and 10.3.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Second Amended and Restated Indenture, dated as of October 21, 2015, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent, and consented to by Barclays Bank PLC.

4.2	Amended and Restated Series 2014-VF2 Indenture Supplement to Second Amended and Restated Indenture, dated as of October 21,2015, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent.

4.3	Series 2015-T1 Indenture Supplement to Second Amended and Restated Indenture, dated as of October 21, 2015, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent.

4.4	Series 2015-T2 Indenture Supplement to Second Amended and Restated Indenture, dated as of October 21, 2015, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent.

10.1	Amended and Restated Receivables Sale Agreement, dated as of October 21, 2015, among Ditech Financial LLC, as Seller, Green Tree Advance Receivables III LLC, as Depositor, and Walter Investment Management Corp., as Limited Guarantor, and consented to by Barclays, as administrative agent.

10.2	Amended and Restated Receivables Pooling Agreement, dated as of October 21, 2015, between Green Tree Advance Receivables III LLC, as Depositor, and Green Tree Agency Advance Funding Trust I, as Issuer, and consented to by Barclays, as administrative agent.

10.3	Third Amended and Restated Consent Agreement, dated as of October 21, 2015, among Ditech Financial LLC, Green Tree Agency Advance Funding Trust I, Green Tree Advance Receivables III LLC, Wells Fargo Bank, N.A., as Indenture Trustee, and the Federal Home Loan Mortgage Corporation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WALTER INVESTMENT MANAGEMENT CORP.

Date: October 26, 2015	By:	/s/ Gary L. Tillett
Gary L. Tillett, Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

4.1	Second Amended and Restated Indenture, dated as of October 21, 2015, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent, and consented to by Barclays Bank PLC.

4.2	Amended and Restated Series 2014-VF2 Indenture Supplement to Second Amended and Restated Indenture, dated as of October 21,2015, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent.

4.3	Series 2015-T1 Indenture Supplement to Second Amended and Restated Indenture, dated as of October 21, 2015, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent.

4.4	Series 2015-T2 Indenture Supplement to Second Amended and Restated Indenture, dated as of October 21, 2015, among Green Tree Agency Advance Funding Trust I, as Issuer, Wells Fargo Bank, N.A., as Indenture Trustee, Calculation Agent, Paying Agent and Securities Intermediary, Ditech Financial LLC, as Servicer and Administrator, and Barclays Bank PLC, as Administrative Agent.

10.1	Amended and Restated Receivables Sale Agreement, dated as of October 21, 2015, among Ditech Financial LLC, as Seller, Green Tree Advance Receivables III LLC, as Depositor, and Walter Investment Management Corp., as Limited Guarantor, and consented to by Barclays, as administrative agent.

10.2	Amended and Restated Receivables Pooling Agreement, dated as of October 21, 2015, between Green Tree Advance Receivables III LLC, as Depositor, and Green Tree Agency Advance Funding Trust I, as Issuer, and consented to by Barclays, as administrative agent.

10.3	Third Amended and Restated Consent Agreement, dated as of October 21, 2015, among Ditech Financial LLC, Green Tree Agency Advance Funding Trust I, Green Tree Advance Receivables III LLC, Wells Fargo Bank, N.A., as Indenture Trustee, and the Federal Home Loan Mortgage Corporation.